UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported):  June 10, 2005

Franklin Lake Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21812	52-2352724
State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

172 Starlite Street, So. San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 588-0425

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Election of Director

On June 10, 2005 William C. Tao, Ph.D., was  elected a director of the Registrant. He serves as Chief Executive Officer of MR3 Systems, Inc. (OTCBB: MRMR), with whom the company is working on extracting precious metals from the material at Franklin Lake.

On June 16, 2005 the Registrant expects to issue a press release announcing the election of Dr. Tao to its board of directors.

The press release will also state the date and time of the annual meeting of stockholders.

A copy of the press release is furnished as Exhibit 99 to this Current Report, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01

Exhibits

Exhibit No. 99.1 - Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June16, 2005

By:	/s/ Fr. Gregory Ofiesh
President, Chief Executive Officer